                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 27, 2004

                     Merrill Lynch Mortgage Investors, Inc.
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                 (Exact name of registrant specified in Charter)

        Delaware                   333-112231                     13-3416059
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     (State or other               (Commission                  (IRS Employer
     jurisdiction of              File Number)               Identification No.)
     incorporation)

       4 World Financial Center, 10th Floor
                   New York, NY                                          10080
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     (Address of principal executive offices)                           Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-1000

                                 Not Applicable
         (Former name and former address, if changed since last report)

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ITEM 2. Acquisition or Disposition of Assets: General.

         On May 27, 2004, Merrill Lynch Mortgage Investors, Inc. issued its Merrill Lynch Mortgage Investors Trust Series MLCC 2004-B Mortgage Pass-Through Certificates, such series representing interests in a pool of adjustable rate conventional one- to four-family mortgage loans. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated February 25, 2004, as supplemented by the prospectus supplement dated May 25, 2004 (collectively, the "Prospectus").

         The Class A Certificates consist of the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates and the Class A-R Certificate. The Class X Certificates consist of the Class X-A Certificates and the Class X-B Certificates. The Class B Certificates consist of the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates, the Class B-5 Certificates and the Class B-6 Certificates.

         The Certificates represent beneficial ownership interests in the Trust Fund. The Trust Fund consists of the Mortgage Pool and certain other property described in the Prospectus.

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ITEM 7. Financial Statements and Exhibits

         (c)      Exhibits

   Item 601(a)
of Regulation S-K
   Exhibit No.                                                     Description
   -----------                                                     -----------
      4.1                         Pooling and Servicing Agreement among Merrill Lynch Mortgage Investors, Inc., as depositor, Cendant Mortgage Corporation, as servicer, and Wells Fargo Bank, N.A., as trustee, dated as of May 1, 2004, for Merrill Lynch Mortgage Investors Trust Series
                                  MLCC 2004-B Mortgage Pass-Through Certificates.

     99.1                         Mortgage Loan Purchase and Sale Agreement, dated as of May 1, 2004, between Merrill
                                  Lynch Credit Corporation, as Seller and Merrill Lynch Mortgage Investors, Inc., as
                                  Purchaser.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MERRILL LYNCH MORTGAGE INVESTORS, INC.

Date: June 14, 2004

                                          By: /s/ Matthew Whalen
                                              ------------------
                                          Name: Matthew Whalen
                                          Title: President

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                                INDEX TO EXHIBITS

Exhibit No.                                       Description
-----------                                       -----------
   4.1              Pooling and Servicing Agreement among Merrill Lynch Mortgage Investors,
                    Inc., as depositor, Cendant Mortgage Corporation, as servicer, and
                    Wells Fargo Bank, N.A., as trustee, dated as of May 1, 2004, for
                    Merrill Lynch Mortgage Investors Trust Series MLCC 2004-B Mortgage
                    Pass-Through Certificates.

   99.1             Mortgage Loan Purchase and Sale Agreement, dated as of May 1, 2004, between Merrill Lynch Credit Corporation, as Seller and Merrill Lynch
                    Mortgage Investors, Inc., as Purchaser.